Exhibit 99.1

APi Group Completes the Acquisition of WTech Fire Group and Updates 2026 Guidance

New Brighton, Minnesota – July 2, 2026 – APi Group Corporation (NYSE: APG) ("APi" or the "Company") announced that on July 1, 2026, it closed the acquisition of WTech Fire Group ("WTech"), a leading provider of fire sprinkler, suppression and detection solutions across Europe. The acquisition, previously announced on April 17, 2026, adds highly complementary fire sprinkler and suppression capabilities to APi’s international business. WTech is expected to contribute approximately $175 million in annual revenue and to have a margin profile consistent with APi’s international business.

Russ Becker, APi's President and Chief Executive Officer, stated: “We are pleased to officially welcome the WTech team to the APi family. WTech is a strong business with talented leaders, a great reputation, and capabilities that complement our international fire and life safety business. We are excited about the entrepreneurial spirit that Ted and his team bring to our business, which we believe will be quickly embraced across APi. We look forward to partnering with the team, supporting their continued growth, and building on the strong foundation they have created across Europe.”

The Company is raising its full year 2026 outlook to reflect the expected contribution from WTech for the remainder of 2026. The Company now expects net revenues in the range of $8,660 million to $8,860 million, up from $8,575 million to $8,775 million, and adjusted EBITDA in the range of $1,177 million to $1,237 million, up from $1,165 million to $1,225 million.

About APi:
APi Group is a global, market-leading business services company providing statutorily mandated and contracted services across its Safety Services and Specialty Services segments, including fire and life safety, electronic security, elevator and escalator, and infrastructure services. With more than 600 locations in over 20 countries, APi is built on a century of expertise, a people-first culture, and its purpose of Building Great Leaders®. In 2026, APi is celebrating its 100-year anniversary and its debut on the Fortune 500. More information is available at www.apigroup.com.

Investor Relations and Media Inquiries:
Adam Walters
Senior Director of Investor Relations
Tel: +1 920-419-5432
Email: investorrelations@apigroupinc.us

Forward-Looking Statements and Disclaimers:
Please note that in this press release the Company may discuss events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of APi Group Corporation (“APi” or the “Company”). Such discussion and statements may contain words such as “expect,” “anticipate,” “will,” “should,” “believe,” “intend,” “plan,” “estimate,” “predict,” “seek,” “continue,” “pro forma,” “outlook,” “may,” “might,” “can have,” “have,” “likely,” “potential,” “target,” “indicative,” “illustrative,” and variations of such words and similar expressions, and relate in this press release, without limitation, to statements, beliefs, projections and expectations about future events. Such statements are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts.

These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition, political risks, and other risks that may affect the Company’s future performance, including the impacts of inflationary pressures and other macroeconomic factors on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) supply chain constraints and interruptions, and the resulting increases in the cost, or reductions in the supply, of the supplies and materials the Company uses in its business and for which the Company bears the risk of such increases; (iii) risks associated with the Company’s international operations; (iv) failure to realize the anticipated benefits of our acquisitions and our ability to successfully execute the Company’s bolt-on acquisition strategy to acquire other businesses and successfully integrate them into its operations; (v) failure to fully execute the Company’s inspection-first strategy or to realize the expected service revenue from such inspections; (vi) failure to realize expected benefits from the Company’s other business strategies, including the Company’s disciplined approach to customer and project selection and the Company’s asset-light, services-focused business model and its expected impact on future capital expenditures; (vii) risks associated with the Company’s decentralized business model and participation in joint ventures; (viii) improperly managed projects or project delays; (ix) adverse developments in the credit markets which could impact the Company’s ability to secure financing in the future; (x) the Company’s level of indebtedness; (xi) risks associated with the Company’s contract portfolio; (xii) changes in applicable laws or regulations; (xiii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (xiv) the impact of a global armed conflict; (xv) the trading price of the Company’s common stock, which may be positively or negatively impacted by market and economic conditions, the availability of the Company’s common stock, the Company’s financial performance or determinations following the date of this press release to use the Company’s funds for other purposes; (xvi) geopolitical risks; and (xvii) other risks and uncertainties, including those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 under the heading “Risk Factors,” and any updates to the risk factors in our Form 10-Q and 8-K filings with the U.S. Securities and Exchange Commission. Given these risks and uncertainties, investors are cautioned not to place undue reliance on forward-looking statements. Additional information concerning these risks, uncertainties and other factors that could cause actual results to vary is, or will be, included in the periodic and other reports filed by the Company with the Securities and Exchange Commission. Forward-looking statements included in this press release speak only as of the date hereof and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this press release.

We do not provide reconciliations of forward-looking non-U.S. GAAP adjusted EBITDA to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for acquisitions and divestitures, systems and business enablement expenses, business process transformation expenses, one-time and other events such as impairment charges, transaction and other costs related to acquisitions and divestitures, restructuring costs, miscellaneous capital market activities, and other charges reflected in our reconciliation of historical numbers, the amount of which, based on historical experience, could be significant.

Non-GAAP Financial Measures:
This press release contains non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company uses certain non-U.S. GAAP financial measures that are included in this press release and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance and prospects for future performance, (b) permit investors to compare the Company with its peers, (c) determine certain elements of management’s incentive compensation, and (d) provide consistent period-to-period comparisons of the results. Specifically, the Company supplements the reporting of its consolidated financial information with certain non-U.S. GAAP financial measures, including adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization, excluding the impact of certain non-cash and other specifically identified items. The Company believes these measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. On a consolidated basis, the Company uses adjusted EBITDA to evaluate its performance, both internally and as compared with its peers, because it excludes certain items that may not be indicative of the Company’s core operating results.